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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): January 23, 2006


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                                 36-3972986
 (State or other jurisdiction of incorporation or          (I.R.S. Employer
                  organization)                         Identification Number)


                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

I.  INCENTIVE AWARD PLAN

         On January 23, 2006, Compass Minerals International, Inc. (the "Company") granted Restricted Stock Units and Stock Options under the Company's 2005 Incentive Award Plan ("the Plan") to certain officers of the Company. A description of the Plan, which was approved by the Company's shareholders, was filed with the SEC on August 19, 2005.

         The following employees have been granted the corresponding options for shares of the Company's common stock: Michael E. Ducey - 10,000; Keith Clark - 14,000; David Goadby - 14,000; and Rodney Underdown - 14,000. Such options vest 25% per year, starting one year from the grant date (except Mr. Ducey's which completely vest as of 12/31/06). The form of the Non Qualified Stock Option Award Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

         The following employees have been granted the corresponding Restricted Stock Units: Keith Clark - 3,400; David Goadby - 3,400; and Rodney Underdown - 3,400. Such Restricted Stock Units vest three years following the grant date. The form of the Restricted Stock Unit Award Agreement is attached as Exhibit
10.2 and incorporated herein by reference.

II. CHANGE IN CONTROL SEVERANCE AGREEMENT

         Keith Clark and Rodney Underdown have each entered into a change in control severance agreement with the Company, effective through December 31, 2008, after which such agreement will extend each January 1 of every year thereafter, for an additional year, unless notice is given by either party 60 days prior to such extension. Such agreement provides that the employees will be paid, upon a "qualifying termination," the following amounts: i) through the date of termination: a) the executive's base salary, b) pro-rata bonus, and c) any unreimbursed expenses; ii) two times the executive's base salary of the 12-month period immediate before the date of termination plus the higher of: a) the average of the executive's bonus for the prior three completed fiscal years, or b) the executive's annual target bonus; and iii) two years of medical, dental, accident, disability and life insurance plan participation. The Company also will pay to the executive a reimbursement payment for any excise taxes imposed by Internal Revenue Code Section 4999. The foregoing description of the severance agreement is qualified in its entirety by reference to the Change in Control Severance Agreement, attached as Exhibit 10.3 and incorporated herein by reference.

III. RESTRICTIVE COVENANT AGREEMENT

         Keith Clark and Rodney Underdown have each entered into a restrictive covenant agreement with the Company, which is comprised of a non-solicitation agreement and a non-competition agreement. Such agreement provides that the employees will not solicit, for a period of two years after executive's termination, any employee that was employed by the Company at the time of termination or twelve months prior to the termination of executive. The agreement also provides that the executive will not, directly or indirectly, compete with the Company for a period of two years after executive's termination. The foregoing description of the restrictive covenant agreement is qualified in its entirety by reference to the Restrictive Covenant Agreement, attached as Exhibit 10.4 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

10.1     Non Qualified Stock Option Award Agreement
10.2     Restricted Stock Unit Award Agreement
10.3     Change in Control Severance Agreement
10.4     Restrictive Covenant Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPASS MINERALS INTERNATIONAL, INC.

Date: January 27, 2006        /s/ Rodney L. Underdown
                              ------------------------------
                              Rodney L. Underdown
                              Vice President, Chief Financial Officer and
                              Secretary